UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2019

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 443-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2019, the Board of Directors (the “Board”) of General Electric Company (“GE” or the “Company”) elected Catherine Lesjak, the former Chief Financial Officer of HP, Inc., to the Board, effective March 1, 2019. Ms. Lesjak joined HP’s predecessor, Hewlett-Packard Company, in 1986 and has served in wide range of prominent leadership roles with the company. Ms. Lesjak served most recently as Interim Chief Operating Officer of HP from July 1, 2018 to January 1, 2019. She served as Chief Financial Officer of HP from January 1, 2007 to July 1, 2018, and also served as Interim Chief Executive Officer from August 6, 2010 to November 1, 2010. She will retire from HP on February 28, 2019. The Board concurrently increased its size to 12 directors and Ms. Lesjak will fill the resulting vacancy.

The Board has determined that Ms. Lesjak is an independent director under the New York Stock Exchange listing standards and the Company’s independence guidelines, as set forth in the Board’s Governance Principles.

Ms. Lesjak will participate in the compensation and benefit program for the Company’s independent directors, which is described on page 53 of the Company’s Proxy Statement for its Annual Meeting of Shareowners held on April 25, 2018, which was filed with the Securities and Exchange Commission on March 12, 2018.

The Board anticipates that Ms. Lesjak will be appointed to the Audit Committee following her appointment to the Board.

Caution Concerning Forward-Looking Statements:

This document contains "forward-looking statements" - that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see http://www.ge.com/investor-relations/disclaimer-caution-concerning-forward-looking-statements as well as our annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: February 21, 2019	/s/ Christoph A. Pereira
Christoph A. Pereira
Vice President,
Chief Corporate, Securities & Finance
Counsel